                        ANNUAL REPORT / OCTOBER 31, 2002

                                 AIM SUMMIT FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com


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================================================================================

                                  [COVER IMAGE]

          THE PIONEER CABIN OF THE YOSEMITE VALLEY BY CURRIER AND IVES

          THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN

        19TH-CENTURY AMERICA THROUGH ITS SERIES OF POPULAR PRINTS. THESE

     NATIONAL TREASURES SHAPED A WHOLE ERA'S UNDERSTANDING OF WHAT IT MEANS

      TO BE "AMERICAN." THIS CLASSIC PIECE PAYS TRIBUTE TO THE PERSEVERANCE

         AND DEDICATION OF PIONEERS IN THE AMERICAN WEST--QUALITIES THAT

                   CHARACTERIZE TODAY'S DISCIPLINED INVESTOR.

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AIM SUMMIT FUND SEEKS GROWTH OF CAPITAL.

Shares of AIM Summit Fund are made available through AIM Summit Investors Plans I and AIM Summit Investors Plans II ("Plans I" and "Plans II"), periodic payment plans that call for fixed monthly investments for 15 years. Shareholders have the option to make additional monthly payments for up to 25 years. The sales charge is based on monthly investment amounts.

    Dollar-cost averaging does not ensure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continued investing regardless of fluctuating securities prices, you should consider your ability to continue purchasing through periods of low price levels.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Summit Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions, and changes in net asset value.

o Shares of AIM Summit Fund are sold to the Summit Investors Plans without the imposition of any sales charges. When sales charges are figured into the performance figures of a Plans I investment, the maximum 8.50% sales charge is deducted. The 8.50% sales charge is what a Plans I investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus. (Plans I was closed to new investors on August 16, 1999.) When sales charges are figured into the performance figures of a Plans II investment, the maximum 3.33% sales charge is deducted. The 3.33% sales charge is what a Plans II investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.

o Investing in small and mid-size companies may involve greater risks not associated with investing in more established companies. Additionally, small companies may have business risk, significant stock price fluctuations, and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.




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                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    It was a difficult year for the broad U.S. stock market, and growth stocks--in which the fund typically invests about two-thirds of its assets--fared worse than the market as a whole. For the fiscal year ended October 31, 2002, AIM Summit Fund returned -21.07%, in line with other multi-cap growth funds; for the same period the Lipper Multi-Cap Growth Fund Index returned -20.60%. As the fiscal year drew to a close, growth stocks (as measured by major market indexes) appeared to be moving back into favor.

    David P. Barnard, one of the portfolio managers on the management team for AIM Summit Fund, will be retiring on January 31, 2003. Robert Lloyd and Bret W. Stanley will remain on the management team for your fund.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com/summit. Information about your account also can be obtained by calling 800-215-2218.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
December 2, 2002

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                       AS THE FISCAL YEAR DREW TO A CLOSE,

                          GROWTH STOCKS (AS MEASURED BY

                        MAJOR MARKET INDEXES) APPEARED TO

                           BE MOVING BACK INTO FAVOR.

                                ROBERT H. GRAHAM

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

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]

     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings


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                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
                                        2
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

    Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND POSITIONED FOR DURABLE ECONOMIC RECOVERY

HOW DID THE FUND PERFORM?

It was a difficult year for the broad U.S. stock market, and growth stocks--in which the fund typically invests approximately two-thirds of its assets--fared worse than the market as a whole. For the fiscal year ended October 31, 2002, AIM Summit Fund returned -21.07%. While disappointing, the fund performed in line with other multi-cap growth funds; for the same period the Lipper Multi-Cap Growth Fund Index returned -20.60%. The stock market as a whole (as measured by the S&P 500) returned -15.10%. As the fiscal year drew to a close, growth stocks (as measured by major market indexes) appeared to be moving back into favor.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET DURING THE FISCAL
YEAR?

The terrorist attacks of September 11, 2001, exacerbated the already-weak condition of the U.S. economy, weakness brought on by declining business capital spending. After three quarters of contraction, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002--helped by strong consumer confidence, robust retail sales, and near-record auto and home sales. To bolster the economy, the U.S. Federal Reserve Board held short-term interest rates steady at levels unseen since the early 1960s.

    Nonetheless, investors remained bearish. In early 2002, accounting and corporate governance scandals came to light at several high-profile corporations, casting doubts on the reliability of corporate earnings reports. Except for brief rallies in March, August, and October, the stock market declined for most of the fiscal year due to corporate scandals, concern about the possibility of a war with Iraq, and uncertainty about the pace of economic recovery.

HOW DID YOU MANAGE THE FUND?

We continued to position the fund for a durable economic recovery. Uncertainty about the strength of the recovery contributed to market volatility throughout the fiscal year and prompted us to increase the number of fund holdings. From the beginning to the end of the fiscal year, we increased fund holdings from 111 to 138 in an effort to enhance diversification.

    We also tried to manage our sector exposure more effectively. At the close of the fiscal year, we were exposed to nine of the 10 major economic sectors in the S&P 500. We increased our mid-cap holdings over the course of the year because our bottom-up earnings-focused research suggested that mid caps offered the best growth prospects, and because investors increasingly worried that some older, larger corporations may be facing legacy pension problems.

PORTFOLIO COMPOSITION

as of 10/31/02

================================================================================
MARKET CAPITALIZATION: FUND VS. S&P 500
BASED ON EQUITY ASSETS
--------------------------------------------------------------------------------
                                   [BAR CHART]

                 FUND    S&P 500

LARGE-CAP       43.7%     85.6%

MID-CAP         46.6%     13.3%

SMALL-CAP        9.7%      1.1%

           Source: Lipper, Inc.
================================================================================

=========================================================================================
TOP 10 HOLDINGS, BASED ON TOTAL NET ASSETS  TOP 10 INDUSTRIES, BASED ON TOTAL NET ASSETS
-----------------------------------------------------------------------------------------
 1. L-3 Communications Holdings, Inc. 1.7%   1. Diversified Financial Services       6.4%

 2. Gilead Sciences, Inc.             1.7    2. Aerospace & Defense                  4.8

 3. Alliant Techsystems Inc.          1.6    3. Semiconductors                       4.8

 4. Lowe's Cos., Inc.                 1.6    4. Homebuilding                         4.8

 5. WellPoint Health Networks Inc.    1.6    5. Banks                                4.0

 6. Ryland Group, Inc. (The)          1.5    6. Pharmaceuticals                      3.8

 7. KB Home                           1.5    7. Health Care Distributors & Services  3.6

 8. Lockheed Martin Corp.             1.5    8. Managed Health Care                  3.5

 9. RenaissanceRe Holdings Ltd.              9. Specialty Stores                     3.3
    (Bermuda)                         1.5
                                            10. Systems Software                     3.0
10. Dell Computer Corp.               1.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================

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                             AS THE FISCAL YEAR DREW

                               TO A CLOSE, GROWTH

                             STOCKS (AS MEASURED BY

                              MAJOR MARKET INDEXES)

                              APPEARED TO BE MOVING

                                BACK INTO FAVOR.

================================================================================

    We reduced our holdings in the information technology sector and increased

                            ------------------------
our health care holdings, particularly in the hospitals and managed care industries. We liked a number of hospital and managed care stocks because they were reasonably priced and because they have reported stronger than anticipated earnings in recent quarters. We cut our tech holdings because there were few signs of an imminent increase in capital spending by corporations and because semiconductor sales (generally a good forward-looking indicator of the strength of the tech sector) remained weak. Our industrials holdings declined somewhat over the course of the year, but we continued to favor aerospace and defense stocks within that sector.

CAN YOU DISCUSS SOME INDIVIDUAL STOCKS IN THE PORTFOLIO?

Dell Computer continues to thrive--due to its consistent financial results and ample liquidity. The leading manufacturer of personal computers and network servers, Dell is consistently profitable, and we believe it is well positioned to benefit from an eventual rise in capital spending.

    The ongoing housing boom brought about by historically low interest rates has propelled The Ryland Group's earnings and stock price higher. In October it announced that its third-quarter earnings, its new orders, and its order backlog rose sharply from year-ago levels.

    Largely through acquisitions, Tyco grew rapidly for a decade until questionable accounting practices undermined the stock. Since then, Tyco has overhauled its management team, made significant changes to its board, and strengthened its corporate governance. We consider Tyco attractive because, despite its troubles, many of its underlying businesses remain leaders in their fields, providing Tyco with well-diversified income sources.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

While economic signals were mixed, there were signs that the stock market might be improving. Positive economic signals included low short-term interest rates, low inflation, continued strong consumer spending, and positive economic growth. Indeed, U.S. gross domestic product grew at an annualized rate of 4.0% in the third quarter, well above its 1.3% growth rate in the second quarter. Negative factors included a sharp drop in consumer confidence in October, a weak job market, and continued depressed capital spending by businesses.

    Given these mixed economic indicators, it was not surprising that the stock market remained volatile. Key market indexes hit five-year lows on October 9--and then rallied strongly. The Dow, for example, enjoyed its best single-month performance in more than 15 years in October, and as the fiscal year ended, stock valuations were more attractive than they had been in years.

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52    24       3/31/61      65      9/30/69       93    3/31/78       89    9/30/86    231        3/31/95       500
12/31/52   26       6/30/61      64      12/31/69      92    6/30/78       95    12/31/86   242        6/30/95       544
3/31/53    25       9/29/61      66      3/31/70       89    9/29/78      102    3/31/87    291        9/29/95       584
6/30/53    24       12/29/61     71      6/30/70       72    12/29/78      96    6/30/87    304        12/29/95      615
9/30/53    23       3/30/62      69      9/30/70       84    3/30/79      101    9/30/87    321        3/29/96       645
12/31/53   24       6/29/62      54      12/31/70      92    6/29/79      102    12/31/87   247        6/28/96       670
3/31/54    26       9/28/62      56      3/31/71      100    9/28/79      109    3/31/88    258        9/30/96       687
6/30/54    29       12/31/62     63      6/30/71       99    12/31/79     107    6/30/88    273        12/31/96      740
9/30/54    32       3/29/63      66      9/30/71       98    3/31/80      102    9/30/88    271        3/31/97       757
12/31/54   35       6/28/63      69      12/31/71     102    6/30/80      114    12/30/88   277        6/30/97       885
3/31/55    36       9/30/63      71      3/31/72      107    9/30/80      125    3/31/89    294        9/30/97       947
6/30/55    41       12/31/63     75      6/30/72      107    12/31/80     135    6/30/89    317        12/31/97      970
9/30/55    43       3/31/64      78      9/29/72      110    3/31/81      136    9/29/89    349        3/31/98      1101
12/30/55   45       6/30/64      81      12/29/72     118    6/30/81      131    12/29/89   353        6/30/98      1133
3/30/56    48       9/30/64      84      3/30/73      111    9/30/81      116    3/30/90    339        9/30/98      1017
6/29/56    46       12/31/64     84      6/29/73      104    12/31/81     122    6/29/90    358        12/31/98     1229
9/28/56    45       3/31/65      86      9/28/73      108    3/31/82      111    9/28/90    306        3/31/99      1286
12/31/56   46       6/30/65      84      12/31/73      97    6/30/82      109    12/31/90   330        6/30/99      1372
3/29/57    44       9/30/65      89      3/29/74       93    9/30/82      120    3/29/91    375        9/30/99      1282
6/28/57    47       12/31/65     92      6/28/74       86    12/31/82     140    6/28/91    371        12/31/99     1469
9/30/57    42       3/31/66      89      9/30/74       63    3/31/83      152    9/30/91    387        3/31/00      1498
12/31/57   39       6/30/66      84      12/31/74      68    6/30/83      168    12/31/91   417        6/30/00      1454
3/31/58    42       9/30/66      76      3/31/75       83    9/30/83      166    3/31/92    403        9/29/00      1436
6/30/58    45       12/30/66     80      6/30/75       95    12/30/83     164    6/30/92    408        12/29/00     1320
9/30/58    50       3/31/67      90      9/30/75       83    3/30/84      159    9/30/92    417        3/30/01      1160
12/31/58   55       6/30/67      90      12/31/75      90    6/29/84      153    12/31/92   435        6/29/01      1224
3/31/59    55       9/29/67      96      3/31/76      102    9/28/84      166    3/31/93    451        9/28/01      1040
6/30/59    58       12/29/67     96      6/30/76      104    12/31/84     167    6/30/93    450        12/31/01     1148
9/30/59    56       3/29/68      90      9/30/76      105    3/29/85      180    9/30/93    458        3/29/02      1147
12/31/59   59       6/28/68      99      12/31/76     107    6/28/85      191    12/31/93   466        6/28/02       989
3/31/60    55       9/30/68     102       3/31/77      98    9/30/85      182    3/31/94    445        9/30/02       815
6/30/60    56       12/31/68    103       6/30/77     100    12/31/85     211    6/30/94    444
9/30/60    53       3/31/69     101       9/30/77      96    3/31/86      238    9/30/94    462
12/30/60   58       6/30/69      97      12/30/77      95    6/30/86      250    12/30/94   459

                                                            Source: Bloomberg LP

================================================================================

    The last 21/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          DAVID P. BARNARD, CO-MANAGER

                            ROBERT LLOYD, CO-MANAGER

                           BRET W. STANLEY, CO-MANAGER

                        ASSISTED BY THE BASIC VALUE TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT
10/31/92-10/31/02

                                [MOUNTAIN CHART]

DATE                SUMMIT            S&P 500
10/31/92             10000             10000
1/93                 10760             10555
4/93                 10482             10660
7/93                 11027             10932
10/93                11627             11493
1/94                 12187             11913
4/94                 11314             11228
7/94                 10942             11496
10/94                11695             11936
1/95                 11084             11974
4/95                 12586             13183
7/95                 15074             14492
10/95                15326             15086
1/96                 15467             16597
4/96                 16927             17161
7/96                 15645             16888
10/96                17718             18716
1/97                 19227             20961
4/97                 18354             21468
7/97                 23150             25685
10/97                22773             24719
1/98                 22586             26598
4/98                 26214             30281
7/98                 26413             30641
10/98                24932             30158
1/99                 32671             35242
4/99                 33905             36886
7/99                 33921             36825
10/99                35599             37893
1/00                 44100             38881
4/00                 45838             40616
7/00                 47165             40126
10/00                46674             40198
1/01                 39201             38533
4/01                 30083             35352
7/01                 27588             34383
10/01                23558             30199
1/02                 25044             32323
4/02                 24161             30897
7/02                 19500             26269
10/02                18598             25640

                        Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Summit Fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the index over the period 10/31/92-10/31/02.

    It is important to understand the difference between your fund and an index. Market indexes, such as the S&P 500, are not managed and incur no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    Because shares of AIM Summit Fund are sold to Summit Investors Plans ("Plans I" and "Plans II") without the imposition of sales charges, fund performance in the chart above includes fund expenses and management fees but excludes sales charges. Performance of Plans I and Plans II will differ from fund performance due to the imposition of sales charges. For a complete explanation of Plans I and Plans II sales charges, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percentage change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding cause the original investment to grow to very large numbers.


FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/02 including sales charges

================================================================================

PLANS I SHARES (8.50% sales charge)
 Inception (11/1/82)                 8.78%
  10 Years                           5.46
   5 Years                          -5.67
   1 Year                          -27.79

PLANS II SHARES (3.33% sales charge)
 Inception (7/19/99)               -19.39%
   1 Year                          -23.68

AIM SUMMIT FUND
 Inception (11/1/82)                 9.26%
  10 Years                           6.40
   5 Years                          -3.97
   1 Year                          -21.07

   In addition to the fund's average annual total returns as of the close of the reporting period shown in the table above, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Plans I shares, including maximum 8.50% sales charge, inception (11/1/82), 8.60%; 10 years, 5.43%; five years, -7.30%; one year, -26.76%. Plans II shares, including maximum 3.33% sales charge, inception (7/19/99), -20.85%; one year, -22.68%. AIM Summit Fund, inception (11/1/82), 9.09%; 10 years, 6.37%; five years, -5.63%; one year,
-19.98%.

   DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                             EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR?
THESE FOUR TIPS CAN HELP


================================================================================

                              SUCCESSFUL INVESTING

                             REQUIRES DISCIPLINE AND

                            TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                            BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                             OF MARKET VOLATILITY OR

                            MARKET DECLINES. HERE ARE

                           FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                                BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

    Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

    Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.10% for the 50 years ended September 30, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

    Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains. The table below compares the returns earned by a hypothetical long-term investor who remained in the market to returns earned by other investors who missed just a few days of market gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

    Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last two years, it's natural to long for the "good old days" of the 1990s

THE LONG AND SHORT OF INVESTING

================================================================================

REWARDS OF LONG-TERM INVESTING

S&P 500 Index: For the 10 years ended
September 30, 2002(1)

                            AVERAGE ANNUAL
TIME PERIOD                  TOTAL RETURN
Fully invested                  9.00%
Miss the 10 best days           4.05
Miss the 20 best days           0.40
Miss the 30 best days          -2.56

Source: FactSet Research Systems

================================================================================

ANNUAL RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

                              AVERAGE            HIGHEST             LOWEST
TIME PERIOD                   RETURN             RETURN              RETURN
1971-1980                      8.48%                --                  --
1975                             --              37.23%                 --
1974                             --                 --              -26.47%
1981-1990                     13.92                 --                  --
1985                             --              31.73                  --
1981                             --                 --                -4.92
1991-2000                     17.44                 --                  --
1995                             --              37.53                  --
2000                             --                 --               -9.10
30-year average (1971-2000):  13.22                 --                  --

Source: Lipper, Inc.

================================================================================
when markets experienced robust growth year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

    Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2001 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING(2)

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

    Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

    There are several advantages to dollar-cost averaging:

o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

    Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

    Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

(1) The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.


(2) No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

Source: Ibbotson, Associates

USING DOLLAR-COST AVERAGING

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS(2)

================================================================================

                                   [GRAPHIC]

                                AMOUNT            SHARE             SHARES
MONTH                          INVESTED           PRICE            PURCHASED
January                       $   200.00       $    24.00            8.333
February                          200.00            20.00           10.000
March                             200.00            14.00           14.286
April                             200.00            18.00           11.111
May                               200.00            22.00            9.091
June                              200.00            24.00            8.333
Total invested:               $ 1,200.00
Average price per share:                            20.33
Total shares purchased:                                             61.154
Average cost per share:                             19.62

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.97%

Advertising-0.84%

Interpublic Group of Cos., Inc. (The)           1,018,700    $   12,193,839
===========================================================================

Aerospace & Defense-4.84%

Alliant Techsystems Inc.(a)(b)                    389,850        23,449,477
---------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              540,000        25,380,000
---------------------------------------------------------------------------
Lockheed Martin Corp.                             373,000        21,596,700
===========================================================================
                                                                 70,426,177
===========================================================================

Apparel Retail-1.39%

Gap, Inc. (The)                                 1,723,600        20,286,772
===========================================================================

Application Software-1.82%

Activision, Inc.(a)                               150,700         3,089,350
---------------------------------------------------------------------------
Cerner Corp.(a)                                   132,800         4,729,008
---------------------------------------------------------------------------
Electronic Arts Inc.(a)                           132,700         8,641,424
---------------------------------------------------------------------------
Intuit Inc.(a)                                    192,600         9,999,792
===========================================================================
                                                                 26,459,574
===========================================================================

Auto Parts & Equipment-0.54%

American Axle & Manufacturing Holdings,
  Inc.(a)                                         160,000         3,792,000
---------------------------------------------------------------------------
Lear Corp.(a)                                     112,300         4,104,565
===========================================================================
                                                                  7,896,565
===========================================================================

Automobile Manufacturers-1.29%

General Motors Corp.                              563,800        18,746,350
===========================================================================

Banks-4.01%

Bank of America Corp.                             270,000        18,846,000
---------------------------------------------------------------------------
Bank One Corp.                                    332,000        12,805,240
---------------------------------------------------------------------------
South Financial Group, Inc. (The)                 205,000         4,438,250
---------------------------------------------------------------------------
Washington Mutual, Inc.                           262,500         9,387,000
---------------------------------------------------------------------------
Wells Fargo & Co.                                 254,600        12,849,662
===========================================================================
                                                                 58,326,152
===========================================================================

Biotechnology-2.72%

Cephalon, Inc.(a)                                 117,200         5,888,128
---------------------------------------------------------------------------
Chiron Corp.(a)                                    46,000         1,815,160
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          722,000        25,082,280
---------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     149,000         6,856,980
===========================================================================
                                                                 39,642,548
===========================================================================

Catalog Retail-0.30%

J. Jill Group Inc.(a)                             200,000         4,312,000
===========================================================================

Computer & Electronics Retail-0.66%

Best Buy Co., Inc.(a)                             465,000         9,583,650
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Computer Hardware-1.47%

Dell Computer Corp.(a)                            750,000    $   21,457,500
===========================================================================

Computer Storage & Peripherals-1.71%

Lexmark International, Inc.(a)                     66,000         3,921,720
---------------------------------------------------------------------------
SanDisk Corp.(a)                                  512,200        10,126,194
---------------------------------------------------------------------------
Storage Technology Corp.(a)                       330,000         5,834,400
---------------------------------------------------------------------------
Western Digital Corp.(a)                          808,300         5,003,377
===========================================================================
                                                                 24,885,691
===========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.22%

Deere & Co.(b)                                     67,800         3,145,242
===========================================================================

Consumer Electronics-0.63%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              514,880         9,113,376
===========================================================================

Consumer Finance-0.75%

Capital One Financial Corp.                       180,000         5,484,600
---------------------------------------------------------------------------
Doral Financial Corp.                             207,500         5,448,950
===========================================================================
                                                                 10,933,550
===========================================================================

Data Processing Services-2.12%

Ceridian Corp.(a)                               1,114,600        15,359,188
---------------------------------------------------------------------------
First Data Corp.                                  443,000        15,478,420
===========================================================================
                                                                 30,837,608
===========================================================================

Diversified Commercial Services-2.54%

Apollo Group, Inc.-Class A(a)                     435,000        18,052,500
---------------------------------------------------------------------------
H&R Block, Inc.                                   353,000        15,666,140
---------------------------------------------------------------------------
Weight Watchers International, Inc.(a)             70,000         3,314,500
===========================================================================
                                                                 37,033,140
===========================================================================

Diversified Financial Services-6.39%

Citigroup Inc.                                    426,666        15,765,309
---------------------------------------------------------------------------
Freddie Mac                                       342,000        21,060,360
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           660,000        13,695,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         330,000        12,523,500
---------------------------------------------------------------------------
Moody's Corp.                                     257,500        12,128,250
---------------------------------------------------------------------------
Morgan Stanley                                    279,000        10,858,680
---------------------------------------------------------------------------
Stilwell Financial, Inc.                          603,000         7,061,130
===========================================================================
                                                                 93,092,229
===========================================================================

Electric Utilities-0.29%

PG&E Corp.(a)                                     395,000         4,285,750
===========================================================================

Electronic Equipment & Instruments-0.89%

Waters Corp.(a)                                   515,000        12,967,700
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Environmental Services-1.43%

Waste Management, Inc.                            906,000    $   20,856,120
===========================================================================

Food Retail-1.44%

Kroger Co. (The)(a)                             1,416,000        21,013,440
===========================================================================

General Merchandise Stores-1.48%

Target Corp.                                      316,000         9,517,920
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             224,300        12,011,265
===========================================================================
                                                                 21,529,185
===========================================================================

Health Care Distributors & Services-3.60%

DIANON Systems, Inc.(a)                           100,000         4,000,000
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                          109,700         5,943,546
---------------------------------------------------------------------------
IMS Health Inc.                                   856,000        12,874,240
---------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           193,000         4,651,300
---------------------------------------------------------------------------
McKesson Corp.                                    230,000         6,856,300
---------------------------------------------------------------------------
Quest Diagnostics Inc.(a)(b)                      282,700        18,044,741
===========================================================================
                                                                 52,370,127
===========================================================================

Health Care Equipment-0.60%

Boston Scientific Corp.(a)                         94,800         3,567,324
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          125,000         5,152,500
===========================================================================
                                                                  8,719,824
===========================================================================

Health Care Facilities-2.63%

Community Health Systems Inc.(a)                  200,000         4,700,000
---------------------------------------------------------------------------
HCA Inc.                                          230,000        10,002,700
---------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         285,000         8,193,750
---------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          210,000         7,665,000
---------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                         391,000         7,765,260
===========================================================================
                                                                 38,326,710
===========================================================================

Home Improvement Retail-1.58%

Lowe's Cos., Inc.                                 550,000        22,951,500
===========================================================================

Homebuilding-4.76%

Centex Corp.                                      251,600        11,442,768
---------------------------------------------------------------------------
D.R. Horton, Inc.                                 750,000        14,452,500
---------------------------------------------------------------------------
KB Home                                           460,000        21,712,000
---------------------------------------------------------------------------
Ryland Group, Inc. (The)                          522,000        21,715,200
===========================================================================
                                                                 69,322,468
===========================================================================

Household Products-0.62%

Dial Corp. (The)                                  425,000         9,035,500
===========================================================================

Industrial Conglomerates-1.54%

General Electric Co.                              135,000         3,408,750
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               1,316,000        19,029,360
===========================================================================
                                                                 22,438,110
===========================================================================

Industrial Machinery-1.04%

Parker-Hannifin Corp.                             348,000        15,183,240
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Insurance Brokers-1.04%

Hilb, Rogal and Hamilton Co.                      120,000    $    4,920,000
---------------------------------------------------------------------------
Willis Group Holdings Ltd. (Bermuda)(a)           332,800        10,183,680
===========================================================================
                                                                 15,103,680
===========================================================================

Integrated Oil & Gas-0.10%

Occidental Petroleum Corp.                         50,000         1,426,500
===========================================================================

Internet Retail-0.70%

eBay Inc.(a)                                      160,000        10,121,600
===========================================================================

Internet Software & Services-0.84%

Hotels.com-Class A(a)(b)                           60,000         3,740,400
---------------------------------------------------------------------------
Overture Services, Inc.(a)                        250,000         6,882,500
---------------------------------------------------------------------------
PEC Solutions, Inc.(a)                             45,500         1,576,575
===========================================================================
                                                                 12,199,475
===========================================================================

IT Consulting & Services-1.54%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                         236,000        10,867,800
---------------------------------------------------------------------------
Computer Sciences Corp.(a)                        359,500        11,608,255
===========================================================================
                                                                 22,476,055
===========================================================================

Leisure Products-0.81%

Mattel, Inc.                                      640,000        11,750,400
===========================================================================

Life & Health Insurance-0.67%

UnumProvident Corp.                               475,000         9,747,000
===========================================================================

Managed Health Care-3.46%

Caremark Rx, Inc.(a)                              338,600         5,993,220
---------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     300,000        10,038,000
---------------------------------------------------------------------------
UnitedHealth Group Inc.                           129,000        11,732,550
---------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 300,000        22,563,000
===========================================================================
                                                                 50,326,770
===========================================================================

Motorcycle Manufacturers-0.36%

Harley-Davidson, Inc.                             100,200         5,240,460
===========================================================================

Movies & Entertainment-1.06%

Walt Disney Co. (The)                             920,000        15,364,000
===========================================================================

Multi-Utilities & Unregulated Power-0.77%

Duke Energy Corp.                                 380,000         7,786,200
---------------------------------------------------------------------------
El Paso Corp.                                     450,000         3,487,500
===========================================================================
                                                                 11,273,700
===========================================================================

Networking Equipment-0.46%

Cisco Systems, Inc.(a)                            600,000         6,708,000
===========================================================================

Oil & Gas Drilling-2.97%

ENSCO International Inc.                          620,000        16,764,800
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              310,000        10,840,700
---------------------------------------------------------------------------
Transocean Inc.                                   711,536        15,639,561
===========================================================================
                                                                 43,245,061
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Oil & Gas Equipment & Services-1.28%

Weatherford International Ltd. (Bermuda)(a)       466,000    $   18,658,640
===========================================================================

Oil & Gas Exploration & Production-0.74%

Apache Corp.                                      100,000         5,406,000
---------------------------------------------------------------------------
Burlington Resources Inc.                          70,000         2,884,000
---------------------------------------------------------------------------
Evergreen Resources, Inc.(a)                       30,000         1,233,900
---------------------------------------------------------------------------
Pioneer Natural Resources Co.(a)                   50,000         1,243,500
===========================================================================
                                                                 10,767,400
===========================================================================

Pharmaceuticals-3.77%

Allergan, Inc.                                     70,000         3,811,500
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)(b)                   200,000        19,598,000
---------------------------------------------------------------------------
Johnson & Johnson                                 150,000         8,812,500
---------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     414,333         6,360,012
---------------------------------------------------------------------------
SICOR Inc.(a)                                     250,000         3,720,000
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         50,000         3,871,500
---------------------------------------------------------------------------
Wyeth                                             262,000         8,777,000
===========================================================================
                                                                 54,950,512
===========================================================================

Property & Casualty Insurance-1.34%

ACE Ltd. (Cayman Islands)                         465,000        14,298,750
---------------------------------------------------------------------------
MGIC Investment Corp.                             125,000         5,245,000
===========================================================================
                                                                 19,543,750
===========================================================================

Reinsurance-1.53%

IPC Holdings, Ltd. (Bermuda)(a)                    25,000           779,250
---------------------------------------------------------------------------
RenaissanceRe Holdings Ltd. (Bermuda)             524,800        21,516,800
===========================================================================
                                                                 22,296,050
===========================================================================

Restaurants-0.59%

Krispy Kreme Doughnuts, Inc.(a)                   100,000         3,430,000
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                150,000         5,175,000
===========================================================================
                                                                  8,605,000
===========================================================================

Semiconductor Equipment-1.66%

Lam Research Corp.(a)                             350,000         4,406,500
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         626,000        19,781,600
===========================================================================
                                                                 24,188,100
===========================================================================

Semiconductors-4.78%

Intersil Corp.-Class A(a)                         201,964         3,431,368
---------------------------------------------------------------------------
Microchip Technology Inc.(b)                      675,000        16,470,000
---------------------------------------------------------------------------
QLogic Corp.(a)                                   500,000        17,380,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Semiconductors-(Continued)

Samsung Electronics Co., Ltd. (South Korea)        33,000    $    9,301,471
---------------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   280,000         5,556,737
---------------------------------------------------------------------------
Texas Instruments Inc.                          1,100,000        17,446,000
===========================================================================
                                                                 69,585,576
===========================================================================

Soft Drinks-0.82%

Pepsi Bottling Group, Inc. (The)                  440,000        11,858,000
===========================================================================

Specialty Stores-3.25%

AutoZone, Inc.(a)(b)                               35,000         3,001,950
---------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         125,000         4,432,500
---------------------------------------------------------------------------
Blockbuster Inc.-Class A                          473,300        11,345,001
---------------------------------------------------------------------------
CarMax, Inc.(a)                                   225,000         3,687,750
---------------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                  418,800         8,233,608
---------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         120,000         2,821,200
---------------------------------------------------------------------------
Movie Gallery, Inc.(a)                            239,400         4,354,686
---------------------------------------------------------------------------
Sonic Automotive, Inc.(a)                         182,100         2,868,075
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          278,400         6,625,920
===========================================================================
                                                                 47,370,690
===========================================================================

Systems Software-3.03%

Computer Associates International, Inc.         1,245,300        18,505,158
---------------------------------------------------------------------------
Microsoft Corp.(a)                                330,000        17,645,100
---------------------------------------------------------------------------
Symantec Corp.(a)(b)                              200,000         8,000,000
===========================================================================
                                                                 44,150,258
===========================================================================

Wireless Telecommunication Services-1.26%

Nextel Communications, Inc.-Class A(a)(b)       1,000,000        11,280,000
---------------------------------------------------------------------------
United States Cellular Corp.(a)                   258,000         7,120,800
===========================================================================
                                                                 18,400,800
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,555,638,025)                         1,382,729,114
===========================================================================

MONEY MARKET FUNDS-5.09%

STIC Liquid Assets Portfolio(c)                37,013,892        37,013,892
---------------------------------------------------------------------------
STIC Prime Portfolio(c)                        37,013,892        37,013,892
===========================================================================
    Total Money Market Funds (Cost
      $74,027,784)                                               74,027,784
===========================================================================
TOTAL INVESTMENTS-100.06% (Cost
  $1,629,665,809)                                             1,456,756,898
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.06%)                              (842,021)
===========================================================================
NET ASSETS-100.00%                                           $1,455,914,877
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $1,629,665,809)*                             $1,456,756,898
-------------------------------------------------------------
Cash                                                   92,021
-------------------------------------------------------------
Receivables for:
  Investments sold                                 10,588,771
-------------------------------------------------------------
  Fund shares sold                                     27,487
-------------------------------------------------------------
  Dividends                                           577,197
-------------------------------------------------------------
Investment for deferred compensation plan              63,366
-------------------------------------------------------------
Collateral for securities loaned                  414,338,976
-------------------------------------------------------------
Other assets                                           29,227
=============================================================
    Total assets                                1,882,473,943
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            10,288,566
-------------------------------------------------------------
  Fund shares reacquired                              201,966
-------------------------------------------------------------
  Options written (premiums received
    $660,449)                                         642,500
-------------------------------------------------------------
  Deferred compensation plan                           63,366
-------------------------------------------------------------
  Collateral upon return of securities loaned     414,338,976
-------------------------------------------------------------
Accrued distribution fees                             226,908
-------------------------------------------------------------
Accrued trustees' fees                                  2,302
-------------------------------------------------------------
Accrued transfer agent fees                           605,893
-------------------------------------------------------------
Accrued operating expenses                            188,589
=============================================================
    Total liabilities                             426,559,066
=============================================================
Net assets applicable to shares outstanding    $1,455,914,877
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Outstanding                                       197,436,850
-------------------------------------------------------------
Net asset value and redemption price per
  share                                        $         7.37
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $403,951,935 were on loan to brokers.
Statement of Operations
For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $73,288)                                      $  10,481,912
-------------------------------------------------------------
Dividends from affiliated money market funds        1,154,232
-------------------------------------------------------------
Interest                                                  514
-------------------------------------------------------------
Security lending income                               479,234
=============================================================
    Total investment income                        12,115,892
=============================================================

EXPENSES:

Advisory fees                                      11,027,317
-------------------------------------------------------------
Administrative services fees                          256,736
-------------------------------------------------------------
Custodian fees                                        181,676
-------------------------------------------------------------
Distribution fees                                   5,191,112
-------------------------------------------------------------
Transfer agent fees                                 3,573,412
-------------------------------------------------------------
Trustees' fees                                         19,627
-------------------------------------------------------------
Other                                                 401,005
=============================================================
    Total expenses                                 20,650,885
=============================================================
Less: Fees waived                                  (3,369,366)
-------------------------------------------------------------
    Expenses paid indirectly                           (4,211)
=============================================================
    Net expenses                                   17,277,308
=============================================================
Net investment income (loss)                       (5,161,416)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (200,903,748)
-------------------------------------------------------------
  Foreign currencies                                  (39,230)
-------------------------------------------------------------
  Option contracts written                          5,849,710
=============================================================
                                                 (195,093,268)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (185,237,402)
-------------------------------------------------------------
  Foreign currencies                                       31
-------------------------------------------------------------
  Option contracts written                           (169,122)
=============================================================
                                                 (185,406,493)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (380,499,761)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(385,661,177)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (5,161,416)   $    (4,675,627)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (195,093,268)      (548,465,818)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (185,406,493)    (1,132,295,656)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (385,661,177)    (1,685,437,101)
===============================================================================================
Distributions to shareholders from net realized gains                     --       (582,375,704)
-----------------------------------------------------------------------------------------------
Share transactions-net                                            86,129,463        610,650,739
===============================================================================================
    Net increase (decrease) in net assets                       (299,531,714)    (1,657,162,066)
===============================================================================================

NET ASSETS:

  Beginning of year                                            1,755,446,591      3,412,608,657
===============================================================================================
  End of year                                                 $1,455,914,877    $ 1,755,446,591
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,386,877,443    $ 2,305,942,302
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (144,209)          (137,884)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (757,927,425)      (562,873,388)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts         (172,890,932)        12,515,561
===============================================================================================
                                                              $1,455,914,877    $ 1,755,446,591
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund (the "Fund") is organized as a Delaware statutory trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company having an unlimited number of shares of beneficial interest. The Fund offers one series of shares ("Fund Shares"). The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. During the year ended October 31, 2002, AIM waived fees of $11,278.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $256,736 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $7,472 for such services.

  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Fund Shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive 0.20% of Rule 12b-1 plan fees on shares held through AIM Summit Investor Plans I ("Plans I"). As a result of this waiver, Distribution Plan fees are accrued at the annual rate of 0.30% of the average daily net assets with respect to Fund Shares, except with respect to Fund Shares held through Plans I; Distribution Plan fees accrue at an annual rate of 0.10% of the average daily net assets with respect to those shares. Accruing fees at two different rates resulted in a blended rate of 0.11% of the average daily net assets of the Fund as of October 31, 2002. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Fund paid $1,833,024 and AIM Distributors waived fees of $3,358,088.

  During the year ended October 31, 2002, the Fund paid legal fees of $9,104 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors.

  Certain officers and trustees of the Fund are officers of AIM and AIM Distributors.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions transfer agent fees from AFS (an affiliate of AIM) of $2,310 and reductions in custodian fees of $1,901 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,211.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.
NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $403,951,935 were on loan to brokers. The loans were secured by cash collateral of $414,338,976 received by the Fund and invested in affiliated money market funds as follows:
$207,169,488 in STIC Liquid Assets Portfolio and $207,169,488 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $479,234 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                    -------------------------
                                    NUMBER OF      PREMIUMS
                                    CONTRACTS      RECEIVED
-------------------------------------------------------------
Beginning of year                     11,137     $  2,807,618
-------------------------------------------------------------
Written                               58,468       13,375,815
-------------------------------------------------------------
Closed                               (47,715)     (11,121,047)
-------------------------------------------------------------
Exercised                            (13,737)      (3,635,495)
-------------------------------------------------------------
Expired                               (3,753)        (766,442)
=============================================================
End of year                            4,400     $    660,449
_____________________________________________________________
=============================================================

  Open call option contracts written at October 31, 2002 were as follows:

                                                                  OCTOBER 31,      UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Affiliated Computer
  Services, Inc.-
  Class A               Nov-02     $ 50        500     $70,998      $ 36,250        $ 34,748
-----------------------------------------------------------------------------------------------
Alliant Techsystems
  Inc.                  Nov-02       65        400      54,798        39,000          15,798
-----------------------------------------------------------------------------------------------
AutoZone, Inc.          Nov-02       80        200      87,397       135,000         (47,603)
-----------------------------------------------------------------------------------------------
Deere & Co.             Nov-02       50        300      29,099        11,250          17,849
-----------------------------------------------------------------------------------------------
Forest Laboratories,
  Inc.                  Nov-02      100        200      48,399        35,500          12,899
-----------------------------------------------------------------------------------------------
Hotels.com-Class A      Nov-02       65        100      11,325        16,250          (4,925)
-----------------------------------------------------------------------------------------------
Microchip Technology
  Inc.                  Nov-02       25      1,000     158,835       112,500          46,335
-----------------------------------------------------------------------------------------------
Nextel
  Communications,
  Inc.-Class A          Nov-02       10      1,000      96,997       147,500         (50,503)
-----------------------------------------------------------------------------------------------
Quest Diagnostics       Nov-02       65        300      65,098        53,250          11,848
-----------------------------------------------------------------------------------------------
Symantec Corp.          Nov-02       40        400      37,503        56,000         (18,497)
===============================================================================================
                                             4,400     $660,449     $642,500        $ 17,949
_______________________________________________________________________________________________
===============================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $     --    $582,375,704
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $ (176,783,859)
-------------------------------------------------------------
Temporary book/tax differences                       (144,209)
-------------------------------------------------------------
Capital loss carryforward                        (754,034,498)
-------------------------------------------------------------
Shares of beneficial interest                   2,386,877,443
=============================================================
                                               $1,455,914,877
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales and other deferrals. Amount includes appreciation on foreign currencies and option contracts written of $17,979.

  The temporary book/tax differences are the result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $519,359,062
-----------------------------------------------------------
October 31, 2010                                234,675,436
===========================================================
                                               $754,034,498
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,750,709,127 and $1,688,143,825, respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 114,405,851
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (291,207,689)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(176,801,838)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,633,558,736.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification, and other items, on October 31, 2002, undistributed net investment income was increased by $5,155,091, undistributed net realized gains increased by $39,231 and shares of beneficial interest decreased by $5,194,322. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                              2001
                                                              ----------------------------      -----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                          18,514,699      $166,106,753      15,432,670      $ 191,880,238
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                   --                --      32,028,902        535,530,190
-----------------------------------------------------------------------------------------------------------------------------
Reacquired                                                    (8,789,633)      (79,977,290)     (9,323,189)      (116,759,689)
=============================================================================================================================
                                                               9,725,066      $ 86,129,463      38,138,383      $ 610,650,739
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     9.35      $    22.82      $    20.17      $    14.96      $    15.15
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)          (0.03)(a)       (0.03)             --            0.03
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (1.95)          (9.57)           5.85            6.16            1.23
=================================================================================================================================
    Total from investment operations                        (1.98)          (9.60)           5.82            6.16            1.26
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --              --              --           (0.04)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --           (3.87)          (3.17)          (0.91)          (1.43)
=================================================================================================================================
    Total distributions                                        --           (3.87)          (3.17)          (0.95)          (1.45)
=================================================================================================================================
Net asset value, end of period                         $     7.37      $     9.35      $    22.82      $    20.17      $    14.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (21.18)%        (49.53)%         31.12%          42.79%           9.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,455,915      $1,755,447      $3,412,609      $2,624,615      $1,830,032
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.00%(c)        0.89%           0.72%           0.67%           0.67%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.19%(c)        1.09%           0.78%           0.67%           0.67%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.30)%(c)      (0.20)%         (0.11)%         (0.01)%          0.23%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       101%            106%             98%             92%             83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,730,370,783.

Report of Independent Accountants

To the Board of Trustees and Shareholders of AIM Summit Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Summit Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, TX

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Summit Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1982               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1992               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Summit Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1982               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1986               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1985               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

A I M Distributors, Inc.                                                SUM-AR-1